                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      CHAMPION COMMUNICATION SERVICES, INC.
                (Name of Registrant as Specified in Its Charter)

 -------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required.
[_] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
[_] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

------------------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)  Amount previously paid:
                               -------------------------------------------------
    2)  Form, Schedule or Registration No.
                                          --------------------------------------
    3)  Filing party:
                     -----------------------------------------------------------
    4)  Date filed:
                    ------------------------------------------------------------

*Set forth the amount on which the filing fee is calculated and state how it was determined.

                     CHAMPION COMMUNICATION SERVICES, INC.
                        1610 WOODSTEAD COURT, SUITE 330
                           THE WOODLANDS, TEXAS 77380

                     CHAMPION COMMUNICATION SERVICES, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 8, 2002


To the Stockholders of Champion Communication Services, Inc.:

         Notice is hereby given that the 2002 Annual Meeting of Stockholders (the "Annual Meeting") of Champion Communication Services, Inc. (the "Company") will be held on July 8, 2002, at 10:00 a.m. Daylight Savings Time, at The Woodlands Resort and Conference Center, 2301 North Millbend, The Woodlands, Texas, for the purpose of considering and acting upon the following matters:


         (1) To elect three directors to hold office in accordance with the Company's Bylaws;

         (2) To ratify the Board of Directors' appointment of BDO Seidman, LLP to serve as the Company's auditors for the year ending
               December 31, 2002;

         (3) To consider and act upon any matter incident to the foregoing purposes and transact such other business as may properly come before the meeting or any adjournments thereof.


         The record date for the meeting has been established to be May 13, 2002. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at, the Annual Meeting or any adjournments thereof. You are cordially invited to attend the Annual Meeting. Stockholders wishing to attend the Annual Meeting should bring proper identification and evidence of their ownership of shares in the Company's voting securities. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for 10 days prior to the Annual Meeting.

         Even if you plan to attend the annual meeting, you are still requested to sign, date and return the accompanying proxy in the enclosed self-addressed, stamped envelope. If you attend, you may vote in person if you wish, even though you have sent in your proxy.

                                           By Order of the Board of Directors

                                           /s/ Pamela R. Cooper
                                           -------------------------------------
                                           Pamela R. Cooper, Secretary

May 24, 2002

                      CHAMPION COMMUNICATION SERVICES, INC.
                         1610 WOODSTEAD COURT, SUITE 330
                           THE WOODLANDS, TEXAS 77380


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 8, 2002


SOLICITATION AND REVOCABILITY OF PROXIES

         This Proxy Statement is furnished by the Board of Directors of Champion Communication Services, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies on behalf of the Company for use at the Annual Meeting of Stockholders to be held at 10:00 a.m. Daylight Savings Time on Tuesday, July 8, 2002 (the "Meeting") at The Woodlands Resort and Conference Center, located at 2301 North Millbend, The Woodlands, Texas, and at any adjournments thereof. When properly executed proxies in the accompanying form are received, the shares represented thereby will be voted at the meeting in accordance with the directions noted thereon. If no direction is indicated, such shares will be voted "FOR" the election of the directors and the appointed auditors, as set forth in the Notice of Annual Meeting attached to this Proxy Statement.

         Management does not intend to present any business for a vote at the Annual Meeting other than the matters set forth in the accompanying Notice of Annual Meeting, and it has no information that others will do so. If other matters requiring the vote of the stockholders properly come before the Meeting, it is the intention of the persons named in the attached form of proxy to vote the proxies held by them in accordance with their judgment on such matters.

         Any stockholder giving a proxy has the power to revoke that proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Company either a written revocation or a duly executed proxy bearing a date subsequent to the date of the proxy being revoked. Any stockholder may attend the Annual Meeting and vote in person, whether or not such stockholder has previously submitted a proxy.

         In addition to soliciting proxies by mail, officers and regular employees of the Company may solicit the return of proxies personally or by telephone. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward solicitation material to the beneficial owners of stock.

         The Company will bear the cost of preparing, printing, assembling and mailing the Notice of Annual Meeting, this Proxy Statement, the enclosed form of proxy and any additional material, as well as the cost of forwarding solicitation material to and soliciting proxies from the beneficial owners of stock.

         This Proxy Statement and the accompanying form of proxy are first being sent or given to the Company's stockholders on or about May 24, 2002.

QUORUM AND VOTING

         In order for any business to be conducted at the meeting, holders of more than 50% of the shares entitled to vote must be represented at the meeting, either in person or by proxy.

         If you are the beneficial owner of shares held in "street name" by a broker, the broker as the record holder of the shares is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will be entitled to vote the shares with respect to "discretionary" items but will not be permitted to vote the shares with respect to "non-discretionary" items (those shares are treated as

"broker non-votes"). Shares represented by a proxy as to which there is a "broker non-vote" (for example, where a broker does not have discretionary authority to vote the shares), or a proxy in which authority to vote for any matter considered is withheld, will be considered present at the meeting for purposes of determining a quorum, but will have no effect on the vote. Shares represented by a proxy marked "abstain" on any matter will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have voted in favor of the proposal. Therefore, any proxy marked "abstain" will have the effect of a vote against the matter.

         As of April 26, 2002 there were 6,201,690 issued and 4,187,430 outstanding shares of the Company's $.01 par value Common Stock (the "Common Stock"). The Common Stock is the Company's only class of voting securities outstanding. The record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting is the close of business on May 13, 2002. Each share of the Company's Common Stock is entitled to one vote for the election of directors and in any other matter that may be acted upon at the Annual Meeting. The Company's Certificate of Incorporation does not permit cumulative voting.

ADDITIONAL INFORMATION

         The Company shall provide without charge to each stockholder of the Company upon the written request of such stockholder a copy of the Company's Annual Report on Form 10-KSB, without exhibits but including the financial statements and the financial statement schedules, required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the Company's most recent fiscal year. The Company also shall provide without charge by first class or other equally prompt means within one business day of receipt of a written or oral request from a person to whom this proxy statement is delivered a copy of any and all information that has been incorporated herein by reference. Stockholders should address such requests to: Lisa Haskins, 1610 Woodstead Court, Suite 330, The Woodlands, Texas 77380.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

         The Company's Bylaws provide that the affairs of the Company shall be conducted by a Board of Directors composed of not less than one member and empower the Board to increase or decrease the number of directors by resolution adopted by a majority of the Board. The Board in its discretion and in accordance with such authority has fixed its size at three members. Each director shall hold office until the next annual meeting of stockholders and until his successor is duly qualified and elected or until his earlier resignation or removal. The affirmative vote of a plurality of holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is present is required to elect each director nominee.

         The persons whose names are set forth as proxies in the enclosed form of proxy will vote all shares over which they have control "FOR" the election of the Board of Directors' nominees unless otherwise directed. Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation should arise prior to the Annual Meeting, the appointed proxies will use their discretionary authority pursuant to the proxy and vote in accordance with their best judgment. The affirmative vote of a plurality of holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is present is required to elect each director nominee.

         The resignation of Mr. Randel R. Young from the Company's Board of Directors, effective as of April 21, 2002, created a vacancy on the Board of Directors that was filled by the vote of the remaining directors. Mr. James H. Grossman was elected to fill the vacancy from the date of the acceptance of Mr. Young's resignation until the Annual Meeting of Stockholders to be held on July 8, 2002. Mr. Grossman is a nominee for election as director.

NOMINEES FOR ELECTION AS DIRECTORS

         ALBERT F. RICHMOND has served as Chairman of the Board, Chief Executive Officer, and a director of the Company since September 29, 1994 and as President since January 9, 2001. From May 1986 to February 1996, he was Chairman of the Board of Olympic Natural Gas Company, and from 1981 to 1986 he served as Chief Financial Officer and a director of American Oil and Gas Corporation. Mr. Richmond received a Bachelor of Business Administration degree from Texas Christian University in 1965.

         PETER F. DICKS has been a director of the Company since October 24, 1994. He has also served as a director of Standard Microsystems Corporation, a publicly traded company, since June 1992. Mr. Dicks serves as a director for several companies in the United Kingdom, including Graphite Enterprise Trust PLC, Polar Capital Technology Trust PLC, PNC Telecom PLC and Second London American Growth Trust PLC, all of which are publicly traded companies. From 1973 to 1991, he was a founder and director of Abingworth Management Holdings, Ltd., a company that provided venture capital investment management services.

         JAMES H. GROSSMAN currently serves as a corporate, venture capital and international business lawyer with the firm of Crosby, Heafey, Roach, & May in San Francisco. From 1994 to 1995, Mr. Grossman was General Counsel of the Slovenia Development Capital Fund. In 1993, Mr. Grossman served as Special Representative for the United Nations Development Program. In 1992, Mr. Grossman was appointed by President George Bush to serve as Chairman, U.S. Foreign Claims Settlement Commission, where he served from 1992 until 1993. From 1990 to 1991, Mr. Grossman was the Chief Negotiator for the U.S. in the tariff reduction acceleration round of the U.S.-Canada Free Trade Agreement, which was a precursor to the creation of NAFTA. Mr. Grossman received a BA, International Relations/Political Science/History in 1960 from the University of California at Berkeley, and a JD from Harvard University in 1963.

         There are no family relationships among any of the directors, director nominees or executive officers of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

         The following table sets forth certain information with respect to each director and each executive officer of the Company:

          Name                     Age              Position
          ----                     ---              --------
Albert F. Richmond (2)             60          Chairman of the Board, Chief
Houston, Texas                                 Executive Officer and President
Pamela R. Cooper                   49          Chief Financial Officer, Treasurer,
Spring, Texas                                  Secretary and Controller
Peter F. Dicks (1)(2)              59          Director
London, England
James H. Grossman (1)(2)(3)        62          Director, effective April 21, 2002
Oakland, California
Randel R. Young (1)(2)(3)          46          Director, resigned effective
Houston, Texas                                 April 21, 2002

----------------------------
(1)  Member of Audit Committee
(2)  Member of Compensation Committee
(3) Mr. Grossman replaced Mr. Young on the Audit Committee and the Compensation Committee, effective upon Mr. Young's resignation on April 21, 2002.

         Officers are elected by the Board of Directors and serve until their successors are chosen or until their resignation or removal.

         PAMELA R. COOPER has been Treasurer and Controller of the Company since April 1, 1995, Chief Financial Officer since March 1996 and Secretary since September 29, 2000. From 1988 to 1995, she was the owner of PRC Consulting, an accounting firm in Dallas, Texas. Ms. Cooper graduated from Southern Methodist University in 1974 with a Bachelor of Business Administration degree.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of April 26, 2002 by (i) each director and officer of the Company, (ii) each person known or believed by the Company to own beneficially 5% or more of the Common Stock and (iii) all directors and executive officers as a group. Unless otherwise indicated, each person has sole voting and dispositive power with respect to such shares.

                                                                                Percent
                                                                              Beneficially
      Name of Beneficial Owner (1)                      Number of Shares         Owned
      ----------------------------                      ----------------      ------------
Albert F. Richmond                                       1,874,550 (2)          44.77%

Pamela R. Cooper                                            67,900 (3)           1.60%

Peter F. Dicks                                             188,000 (4)           4.41%
23 Bentinck Street
London, W1M 5RL
England

James H. Grossman                                           20,000 (5)            *
1999 Harrison Street, Suite 2600
Oakland, California 94612

Randel R. Young                                             69,313 (6)           1.63%
1000 Louisiana Street, Suite 3400
Houston, Texas 77002-5007

All executive officers and directors as a group          2,219,763              49.91%

-----------------------
*     Less than one percent.

(1) Except as otherwise noted, the address of each holder is 1610 Woodstead Court, Suite 330, The Woodlands, Texas 77380.

(2) Includes 194,900 shares held in Richmond Holdings, Inc. of which Albert F. Richmond is the sole stockholder. Includes 7,500 shares held by Guarantee & Trust Co., as Custodian of IRA for Linda L. Richmond and 37,500 shares held by Guarantee & Trust Co., Ttee. FBO for Albert F. Richmond, IRA.

(3) Includes 11,700 shares held by Charles Schwab, as Custodian of IRA and 34,000 shares which Ms. Cooper may acquire upon the exercise of options immediately.

(4) Includes 38,000 shares which Mr. Dicks may acquire upon the exercise of options immediately.

(5) Includes 20,000 shares which Mr. Grossman may acquire upon the exercise of options immediately.

(6) Includes 5,491 shares held by Randel R. Young, Trustee for Brian C. Young Trust; 7,322 shares held by Randel R. Young, Trustee for Shannon E. Young Trust; and 38,000 shares which Mr. Young may acquire upon the exercise of options immediately. Mr. Young disclaims beneficial ownership of the shares held in trust.

COMMITTEES OF THE BOARD OF DIRECTORS

         Committees of the Board of Directors include the Audit Committee and the Compensation Committee. The Board of Directors does not have a standing Nominating Committee.

         Compensation Committee. The Compensation Committee reviews and makes recommendations to the Board regarding salaries, compensation and benefits of executive officers and employees of the Company and administers the Company's 1996 Incentive Plan. The Compensation Committee currently is comprised of Messrs. Dicks, Richmond and Grossman, effective as of April 21, 2002. The Committee met one time during fiscal year 2001.

         Audit Committee. The Audit Committee annually recommends to the Board of Directors the appointment of independent certified accountants as auditors for the Company, discusses and reviews the scope of any fees for the prospective annual audit, reviews the results with the auditors, reviews the Company's compliance with its existing accounting and financial policies, reviews the adequacy of the financial organization of the Company and considers comments by auditors regarding internal controls and accounting procedures and management's response to those comments. Messrs. Dicks and Grossman currently serve on this Committee, effective as of April 21, 2002. This Committee met one time in fiscal year 2001. The specific functions and responsibilities of the Audit Committee are set forth in the written charter of the Audit Committee adopted by the Board of Directors, which was previously filed with our Proxy Statement for the calendar year ended December 31, 2000 (included as Exhibit A to such Proxy Statement). Mr. Randel R. Young, a former member of the Audit Committee, is not considered "independent" under Rule 4200(a)(14) of the NASD's listing standards because Mr. Young received $75,000 in compensation for providing consulting services to the Company during the previous fiscal year.

         The Board of Directors met three times during fiscal year 2001. During such twelve-month period, each incumbent Director of the Company attended 100% of (a) meetings of the Board of Directors held during his tenure and (b) meetings held by committees of the Board on which he served.

COMPENSATION OF DIRECTORS

         Directors who were not officers and employees of or consultants to the Company received compensation of $6,000 per year retainer, $1,000 per board meeting and $500 for each committee meeting on which such Director served for 2001. Beginning January 1, 2002 the annual retainer for outside directors was increased to $10,000 with an additional $2,000 per year for committee members. Directors' expenses for attending meetings are reimbursed by the Company.

EXECUTIVE COMPENSATION

         The following table sets forth certain information with respect to the compensation awarded to, earned by or paid for services rendered to the Company in all capacities during the fiscal years ended December 31, 2001, 2000, and 1999, with respect to the Company's Chief Executive Officer, Mr. Richmond, and former President, Mr. Terman (collectively are referred to herein as the "named executive officers"). No other executive officers of the Company received annual compensation (including salary and bonuses earned) which exceeded $100,000 during the fiscal year ended December 31, 2001.

                                                            Annual                          Long Term
                                                         Compensation     Commission       Compensation
                                                         ------------     ----------       ------------
                                                                                            Securities
                                                                                            Underlying
                                        Fiscal Year                                          Options/
                                           Ended                                             --------
Name and Principal Position               Dec. 31         Salary($)                           SARs(#)
---------------------------               -------         ---------                           -------
                                            2001          $ 140,000           --                --
Albert F. Richmond,                         2000          $ 140,000           --                --
Chairman of the Board and                   1999          $ 133,125           --                --
Chief Executive Officer
                                            2001              --           $294,000             --
David A. Terman,                            2000          $ 140,000           --                --
President and Director (1)                  1999          $ 133,125           --                --


         The Company has not issued options to the named executive officers. Thus, no options were granted to or exercised by the named executive officers during 2001.

(1) Mr. Terman resigned as director effective September 5, 2000 and President effective January 9, 2001.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee consists of Peter F. Dicks, Albert F. Richmond and James H. Grossman, effective April 21, 2002. Mr. Richmond serves as the CEO and President of the Company.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In August of 2001, the Company engaged Randel R. Young to provide consulting services to the Company for the purpose of evaluation and negotiation of certain international projects. Mr. Young was engaged for a period of eight months. During this time period, Mr. Young also served as a director and as a member of the Audit and Compensation Committees until his resignation on April 21, 2002. Mr. Young was compensated $75,000 for the year ended 2001 and $45,000 for the first quarter 2002 for his consulting services in addition to his director's fees and reimbursable expenses.

        Although Mr. Young is not deemed an "independent" director under NASD Rule 4200(a)(14), the specific nature of his services and the short term duration of his engagement with the Company did not impair his ability to continue in his capacity as an independent director. Mr. Young's international business negotiation expertise was utilized to advise on specific potential transactions and not for ongoing operations. Mr. Young's overall position remained independent and did not diminish his contribution to the Audit Committee of the Company.

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2001. The Audit Committee also discussed with the Company's independent auditors, BDO Seidman, LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended. The Audit Committee received the written disclosures and the letter from BDO Seidman, LLP required by Independence Standards Board Standard No. 1 and discussed with BDO Seidman, LLP the independence of BDO Seidman, LLP. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for filing with the SEC for the year ended December 31, 2001.

         No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be filed under either the Securities Act or the Exchange Act.

                                           AUDIT COMMITTEE

                                           Peter F. Dicks

                                           Randel R. Young



CONSIDERATION OF AUDITORS' FEES

         Audit Fees. Audit fees billed or expected to be billed to the Company by BDO Seidman, LLP for its audit of the Company's annual financial statements for the year ended December 31, 2001, and for its reviews of the condensed financial statements included in the Company's Quarterly Reports on Form 10-Q filed with the SEC for 2001 totaled $69,200.

         Financial Information Systems Design and Implementation Fees. The Company did not engage BDO Seidman, LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2001.

         All Other Fees. Fees billed to the Company by BDO Seidman, LLP during the Company's 2001 fiscal year for all other non-audit services rendered to the Company, including tax related services, totaled $3,100.

         In connection with the recently revised standards for independence of the Company's independent public accountants promulgated by the SEC, the Audit Committee has considered whether the provision of such services is compatible with maintaining the independence of BDO Seidman, LLP.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Based on a review of Forms 3, 4, and 5 furnished to the Company, all of the Company's officers and directors and beneficial owners of ten percent of the Company's common stock were in compliance with the reporting requirements of
Section 16(a) during the fiscal year ended December 31, 2001.

                            RATIFICATION OF AUDITORS
                                  (PROPOSAL 2)

         On January 4, 1999, the Board of Directors appointed BDO Seidman, LLP, certified public accountants, as the independent auditors of the Company. A representative from BDO Seidman, LLP will be present at this year's Annual Meeting. Such representative will have the opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate questions. The Board of Directors is seeking ratification of their appointment of BDO Seidman, LLP as the auditors for the fiscal year ending December 31, 2002.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE 2002 FISCAL YEAR.

                                 OTHER BUSINESS
                                  (PROPOSAL 3)

         The Board of Directors of the Company knows of no matters to be presented at the Annual Meeting other than those described above; however, if other matters are properly presented to the meeting for action, it is intended that the persons named in the accompanying form of proxy, and acting thereunder, will vote in accordance with their best judgment on such matters.

                                     GENERAL

         The information contained in this Proxy Statement in the sections, if any, entitled "Election of Directors -- Report From the Compensation Committee Regarding Executive Compensation" and "--Report of the Audit Committee" shall not be deemed incorporated by reference by any general statement incorporating by reference any information contained in this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates by reference the information contained in such sections, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

                   DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Stockholder proposals to be presented at the next Annual Meeting of Stockholders must be in writing and received at the Company's executive offices by the Secretary no later than April 29, 2003 in order to be included in the next year's Proxy Statement, subject to the modification of such date in accordance with the terms of the Company's Amended and Restated Bylaws if the 2003 Annual Meeting date is changed.


                                     By Order of the Board of Directors

                                     /s/ ALBERT F. RICHMOND

                                     Albert F. Richmond, Chief Executive Officer



Dated April 30, 2002
The Woodlands, Texas

                      CHAMPION COMMUNICATION SERVICES, INC.
      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

1.   DIRECTORS -- NOMINEES:

                  01 - PETER F. DICKS              03 - JAMES H. GROSSMAN

                  02 - ALBERT F. RICHMOND


                           For                          Withheld
                           All                             All

                           [ ]                             [ ]


                           [ ]  For All Except The Following
                                (List Names or Numbers):

                                ------------------------------------------------

                                ------------------------------------------------

                                ------------------------------------------------

                                                For      Against       Abstain

2.   AUDITORS -- RATIFY APPOINTMENT             [ ]        [ ]           [ ]
     OF BDO SEIDMAN, LLP AS INDEPENDENT
     ACCOUNTANTS AND AUDITORS FOR 2002.


NOTE -- PROXY HOLDERS MAY VOTE IN THEIR
DISCRETION ON SUCH OTHER BUSINESS AS MAY
PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF.


                                           Dated:                         , 2002
                                                  ------------------------

                                           Signature(s):

CHAMPION COMMUNICATION SERVICES, INC. ANNUAL MEETING TO BE HELD ON JULY 8, 2002 AT 10:00 A.M. DAYLIGHT SAVINGS TIME.

FOR HOLDERS AS OF MAY 13, 2002.

PROXY                                                                      PROXY


                      CHAMPION COMMUNICATION SERVICES, INC.

                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The stockholder of Champion Communication Services, Inc. whose name appears on the reverse side hereof (the "Undersigned") acknowledges receipt of the Notice of Annual Meeting of the Company on July 8, 2002 at 10:00 a.m. DST, and attached proxy statement, and appoints Albert F. Richmond as the attorney of the Undersigned, with full power of substitution, for and in the name of the Undersigned, to vote as proxy for the Undersigned according to the number of shares of Common Stock the Undersigned would be entitled to vote if then personally present at the Annual Meeting of Stockholders of the Company to be held at The Woodlands Resort and Conference Center located at 2301 North Millbend, The Woodlands, Texas, on July 8, 2002, or at any adjournment or adjournments thereof, and to vote all shares of Common Stock of the Company held by the Undersigned and entitled to be voted upon the matters, and in accordance with the instructions, on the reverse side hereof.